SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 13, 2024

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 13, 2024, NanoViricides, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). At the meeting, 4,874,236 shares of the Company’s common stock and 507,615 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) entitled to vote at the Meeting, as of the record date of November 13, 2023, were present in person or by proxy, representing 48.2% of the Company’s outstanding voting capital stock and constituting a quorum for the transaction of business.

With a quorum present, the required shareholders approved the following proposals: (i) the re-election of Anil Diwan as a Class I Director for a two-year term expiring at the 2025 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal; (ii) an advisory vote on the compensation of the Company’s named executive officers; (iii) the approval of an award of 10,204 Series A Preferred Shares to Anil Diwan in connection with the extension of his employment as the Company’s President; and (iv) the ratification of the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 4, 2023.

The voting results of the shares of the Company’s voting stock for each proposal are set forth below:

Proposal 1 – Election of Director - Re-Election of Anil Diwan as a Class I Director:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,590,467	308,092	488,175	3,056,966

Proposal 2 – Advisory Vote on Compensation of Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,572,378	788,423	25,933	3,056,966

Proposal 3 – Approval of Convertible Preferred Stock Grant to Anil Diwan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,508,046	844,079	34,609	3,056,966

Proposal 4 – To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024:

Votes For	Votes Against	Votes Abstained
9,165,259	152,847	125,594

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: January 19, 2024	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President